[Image]     Scudder Cash Investment Trust Profile
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     The fund profile, a supplement to the full prospectus, is designed as an easy-to-read summary of fund risks, fees, and objectives. You can click on any question to link to the Fund's prospectus and get more information on that topic. Or, if you wish, you can proceed directly to the Fund's prospectus. Once you have read the prospectus and considered your investment goals, you can proceed to a Scudder Funds application.
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     Fund Profile
     February 1, 1998

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     1. What Are The Fund's Objectives?

     Scudder Cash Investment Trust is a diversified money market fund that seeks to maintain stability of capital and, consistent therewith, to maintain the liquidity of capital and provide current income. The Fund seeks to achieve its objective by investing in money market securities. The Fund also seeks to maintain a constant net asset value of $1.00 per share.

     2. What Does The Fund Invest In?

     The Fund invests in U.S. dollar-denominated securities with remaining maturities of 397 calendar days or less, except in the case of U.S. Government securities which may have remaining maturities of 762 calendar days or less. The Fund's investments include obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; bankers' acceptances; certificates of deposit; and commercial paper. The dollar-weighted average maturity of the Fund's portfolio will vary with money market conditions, but is always 90 days or less.

     All securities in the Fund's portfolio must meet credit quality standards pursuant to procedures established by the Trustees of the Fund. Generally, the Fund may purchase only securities rated, or issued by a company with comparable securities rated, within the two highest rating categories of one or more of the following rating agencies: Moody's Investors Service, Inc., Standard & Poor's and Fitch Investors Service, Inc., or, if unrated, their equivalent in the opinion of the Fund's investment adviser, Scudder Kemper Investments, Inc.

     3. What Are The Risks Of Investing In The Fund?

     The Fund seeks to eliminate principal risk. Nonetheless, the Fund's share price is not insured or guaranteed by the U.S. Government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. The Fund's yield may vary from day to day.

     4. For Whom Is This Fund Appropriate?

     You may wish to consider this Fund if you are seeking safety of principal as well as current income. Its objectives make the Fund an appropriate investment for a wide range of goals and for investors with short- or long-term financial needs.

     5. What Are The Fund's Expenses And Fees?

     There are two kinds of expenses that a shareholder may incur, directly or indirectly, by investing in a mutual fund. These types of expenses, as they relate to Scudder Cash Investment Trust are:

       Shareholder transaction expenses --
       Expenses charged directly to your account for various transactions. Please note that there is a $5 service fee if you request redemption proceeds via wire.

       Sales Commission                                   None

       Commissions to Reinvest Dividends                  None

       Redemption Fee                                     None

       Exchange Fee                                       None

       Annual Fund operating expenses --
       Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets. Figures below are for the fiscal year ended June 30, 1997. Until October 31, 1998, Scudder has agreed to maintain the total annualized expenses of the Fund at not more than 0.85% of average daily net assets. The figures below have been restated to reflect current fees. Actual annualized Fund expenses for the fiscal year ended June 30, 1997 were: total annualized expenses 0.86%, including 0.41% for management fees.

       Investment management fee (after waiver)           0.40%

       12b-1 fees                                         None

       Other expenses                                     0.45%
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       Total Fund operating expenses (after waiver)       0.85%
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       Example:
       Assuming a 5% annual return and redemption at the end of each period, the total expenses relating to a $1,000 investment would be:

       1 Year         3 Years           5 Years           10 Years

       $9             $27               $47               $105

     This example assumes reinvestment of all dividends and distributions and that the total Fund operating expenses listed above remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

     6. How Has The Fund Performed Historically?

     This chart shows how the Fund has performed over the past 10 years, assuming reinvestment of all distributions. On December 31, 1997, the Fund's seven-day yield was 4.93%. For the Fund's current yield, call 1-800-343-2890. Performance is historical and is no guarantee of future results.

               THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE.

     BAR CHART TITLE:  Total returns for years ended December 31:

     BAR CHART DATA:     1988               7.18%
                         1989               8.86
                         1990               7.84
                         1991               5.96
                         1992               3.51
                         1993               2.58
                         1994               3.70
                         1995               5.25
                         1996               4.70
                         1997               4.85

                       The Fund's Average Annual Total Return
                       for the period ended December 31, 1997

                         One Year            4.85%
                         Five Years          4.21%
                         Ten Years           5.43%

     7. Who Manages The Fund?

     The Fund's investment adviser is Scudder Kemper Investments, Inc., one of the nation's most experienced investment management firms. The Fund is managed by a team of Scudder Kemper investment professionals who each play an important role in the Fund's management process.

     Lead Portfolio Manager Frank J. Rachwalski, Jr. assumed responsibility for the Fund's day-to-day operations and overall investment strategy in 1998. Mr. Rachwalski joined Zurich Kemper in 1973 and has more than 20 years of experience managing money market portfolios.

     8. How Can I Invest?

     To make it easy for you to open an account, you may invest by mail, phone, fax, or in person. The minimum initial investment is $2,500, except that shareholders may open an account with at least $1,000 if an automatic investment plan of $100/month is established. Scudder retirement plans and certain other accounts have similar or lower minimum share balance requirements. A shareholder who maintains a nonfiduciary account balance of less than $2,500 without establishing an automatic investment plan, will be assessed an annual fee of $10.00, payable to the Fund. Retirement accounts and certain other accounts will not be assessed the $10.00 charge. You may also exchange Fund shares free of charge within the Scudder Family of Funds.

     9. How Can I Redeem Shares?

     You may redeem shares at the current share price on any business day by check, telephone, fax, or mail.

     10. When Are Distributions Made?

     Dividends are declared daily and distributed monthly. The Fund may take into account capital gains and losses (other than long-term capital gains) in its daily dividend declaration. You may elect to receive distributions in cash or have them reinvested in additional shares of the Fund.

     Generally, dividends from net investment income are taxable to shareholders as ordinary income whether received in cash or additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income. It is not expected that dividends will qualify for the dividends-received deduction for corporations.

     11. What Services Does Scudder Provide?

     As a shareholder, you'll enjoy:

        o professional service from representatives who can answer your questions and execute your transactions
        o automated toll-free touchtone access to account information, share prices and yields, and to perform transactions
        o Scudder's quarterly shareholder newsletter, Scudder Perspectives
        o regular, informative reports about the performance of your Fund

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     [Image]Scudder Kemper wants you to make informed investment decisions.
     This Fund Profile contains key information about the Fund. If you would like more information before you invest, please consult the Fund's accompanying prospectus. For details about the Fund's holdings or recent investment strategies, please review the Fund's most recent annual or semiannual report. The reports are free and may be ordered by calling 1-800-225-2470.

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     Contact Scudder